UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2023

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Prospect Street, Suite 200

La Jolla, California 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 449-9643

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Prospector Capital Corp. (“Prospector”) will issue, in connection with the consummation (the “Closing”) of the proposed business combination (the “Business Combination”) with LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”), and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech, as a dividend, to each holder on the date of the Closing (the “Closing Date”) of Class A ordinary shares of Prospector (the “Prospector Class A Shares”) that were included in the units issued in Prospector’s initial public offering and were not redeemed, as well as each holder of units of Prospector (the “Prospector Units”) which include Prospector Class A Shares that were not redeemed, one additional Prospector Class A Share for each such Prospector Class A Share or Prospector Unit held by such shareholder or unitholder on the Closing Date (such shares, the “Dividend Shares”).

On December 20, 2023, Prospector issued a press release (the “Press Release”) announcing that its board of directors has set a new record date for the issuance of the Dividend Shares of December 21, 2023, the currently anticipated Closing Date, immediately after giving effect to (i) the redemption of Prospector Class A Shares previously submitted for redemption and (ii) the conversion of each Class B ordinary share of Prospector into 0.75 Prospector Class A Shares and 0.25 Prospector Sponsor Non-Voting Special Shares, a new class of shares in the capital of Prospector convertible into Prospector Class A Shares, on the same date (the “Record and Distribution Date”). The issuance of the Dividend Shares is subject to the consummation of the Business Combination on the same date. If the Business Combination is not consummated on December 21, 2023, the record date will automatically change to be on such later date on which the Business Combination is consummated, at the time described above.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
		Name:	Derek Aberle
		Title:	Chief Executive Officer

Dated: December 20, 2023

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